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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 1, 1997, with respect to the financial statements of TXEN, Inc. included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-71031) and related Prospectus of Nichols TXEN Corporation for the registration of 2,625,000 shares of its common stock.


                                        /s/ Ernst & Young LLP


Birmingham, Alabama
June 18, 1999